UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2005

Sirna Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27914	34-1697351
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number

2950 Wilderness Place

Boulder, Colorado 80301

(Address of principal executive offices)

Registrant's telephone number, including area code: (303) 449-6500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

Sirna Therapeutics, Inc. (the “Company”) issued a press release on Tuesday, March 1, 2005 that Martin Schmieg, Senior Vice President and Chief Financial Officer of the Company, will present at the Leerink Swann & Company/MEDACorp Inaugural Health Care Conference on March 1, 2005 at 12:00 p.m., noon, EST. The conference will be held in New York City.

The presentation will be available via live webcast beginning March 1 and can be found at the Company’s web site at http://www.sirna.com. The webcast will also be archived on the Company’s web site for 30 days through March 31, 2005.

A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The information contained in this Item 7.01, including the accompanying exhibit, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. The information contained in this Item 7.01, including the accompanying exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

99.1	Press Release issued by Sirna Therapeutics, Inc. on March 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRNA THERAPEUTICS, INC. (Registrant)

Date: March 1, 2005	By:	/s/ Howard W. Robin

Howard W. Robin President and Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release issued by Sirna Therapeutics, Inc. on March 1, 2005.